UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2026

Date of Report (Date of earliest event reported)

Enveric Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Enveric Biosciences, Inc.

245 First Street, Riverview II, 18th Floor

Cambridge, MA, 02142

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (617) 444-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ENVB	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 14, 2026, Enveric Biosciences, Inc., a Delaware corporation (the “Company”), filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) for the 2026 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held on Thursday, May 28, 2026, at 10:00 a.m., Eastern Time. The Annual Meeting is being held for the following purposes:

1.	To elect six directors to serve until the Company’s 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified (“Election of Directors”);

2.	To approve by a non-binding advisory vote the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement (the “Say-on-Pay Proposal”);

3.	To extend the approval of the Board of Directors of the Company (the “Board”) to amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in substantially the form attached to the Proxy Statement as Annex A, to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.01 per share (“Common Stock”), including stock held by the Company as treasury shares, at a ratio of 1-for-5 to 1-for-15 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement (a “Reverse Stock Split” and the “Reverse Stock Split Proposal”);

4.	To extend the approval of the Board to amend the Charter, in substantially the form attached to the Proxy Statement as Annex B, to, at the discretion of the Board, increase the authorized number of shares of our Common Stock from 100,000,000 to 5,000,000,000 shares (“Authorized Stock Increase Proposal”);

5.	To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”);

6.	To approve a complete or partial adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the foregoing proposals or to establish a quorum (the “Adjournment Proposal”); and

7.	To transact such other business that is properly presented at the Annual Meeting.

The Proxy Statement contained typographical errors with respect to the Range in the Reverse Stock Split Proposal. The Range of the Reverse Stock Split is incorrectly described in two sections of the Proxy Statement, the proxy card and the Notice of Internet Availability of Proxy Materials as 1-for-5 to 1-for-50. The correct Range is 1-for-5 to 1-for-15. Accordingly, the Company determined to amend and supplement the Proxy Statement as described in this Current Report on Form 8-K.

On April 30, 2026, the Company filed additional proxy materials on Schedule 14A (the “Additional Proxy Materials”) with the SEC to correct the typographical errors in the Proxy Statement and supplement the disclosures therein. Specifically, the Additional Proxy Materials clarify that the Range of the Reverse Stock Split Proposal is 1-for-5 to 1-for-15.

There is no change to the location, the record date, or any of the other proposals to be acted upon at the Annual Meeting.

The foregoing description of the Additional Proxy Materials is qualified in its entirety by reference to the full text of the Additional Proxy Materials, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Additional Proxy Materials
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2026	ENVERIC BIOSCIENCES, INC.

	By:	/s/ Joseph Tucker
Joseph Tucker, Ph.D.
Chief Executive Officer